------------------------
                                                        OMB APPROVAL
                                                        ------------------------
                                                        OMB NUMBER: 3235-0060
                                                        ------------------------
                                                        EXPIRES: MARCH 31, 2003
                                                        ------------------------
                                                        ESTIMATED AVERAGE BURDEN
                                                        HOURS PER RESPONSE: 1.25
                                                        ------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     February 28, 2002
                                                 --------------------------

                    HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             UTAH                      33-9782LA                  87-0444506
-------------------------------  ------------------------   --------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


    580 Hornby Street, Suite 210, Vancouver, British Columbia V6C 3B6 Canada
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (604) 689-4256
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

      2461 Bellevue Avenue, West Vancouver, British Columbia V7V 1E1 Canada
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Effective February 28, 2002, Health Anti-Aging Lifestyle Options, Inc., formerly MicroAccel, Inc. (the "Company") acquired, through a series of Shares Exchange Agreements (the "Share Exchange Agreements"), 99.65 percent of the issued and outstanding shares of Network Lifestyle Radio Corp. ("NLR"), a company that was developing a business concept to bring health and wellness products and services to market through the use of broadcast media, the Internet and an enhanced direct selling model.

The Company filed a Current Report on Form 8-K on March 13, 2002 to report the acquisition. On March 27, 2002, it filed an amendment to the initial Form 8-K Current Report with the unaudited pro forma condensed combined financial statements of the Company which were omitted from the initial Form 8-K Current Report in accordance with the instructions of Form 8-K under the Securities Exchange Act of 1934.

On February 14, 2003, the Company entered into a Compromise and Settlement Agreement (the "Compromise Agreement") with Michael C. Woodman, Dean Mailey, Kathryn Williams and Stephen Greer, and their respective corporations (collectively all are referred to as the "Principals"), to rescind each of their
respective Share Exchange Agreements.   Mr. Woodman, Mr. Mailey and Ms. Williams
were, at the time the Company entered into the Compromise Agreement, all directors and/or officers of the Company. Dr. Greer was an officer of NLR at the time the Company entered into the Compromise Agreement.

Prior to closing the Compromise Agreement, Mr. Mailey resigned as a director of the Company and the board appointed John Caton and Linda Mitropoulos as members of the board of directors. Mr. Caton, Ms. Mitropoulos and Mr. Harbord, as independent directors of the Compromise Agreement, considered claims and the rescission of the Share Exchange Agreements. With Mr. Woodman and Ms. Williams abstaining from voting, the board approved the Compromise Agreement and approved to close the rescission.

The Compromise Agreement closed on March 31, 2003 and effectively resulted in the Company transferring and delivering, directly or indirectly, 5,452,500 common shares in NLR to the Principals and the Principals transferring and delivering 5,452,500 shares of the Company on closing.

During fiscal 2002, the Company advanced to NLR a total estimated $2.1 million for the development of its health and wellness products and services. The entire advance was deemed null and void on closing of the Compromise Agreement. In addition, the Employment Agreements with Mr. Woodman and Mr. Mailey and a Consulting Agreement with Dr. Greer were deemed null and void and the Company is not liable for any amounts owing to them pursuant to the Employment Agreements, the Consulting Agreement or for any other reason. Mr. Woodman, Mr. Mailey and Ms. Williams resigned as directors and executive officers on closing of the agreement and a total of 675,000 stock options issued to them will be null and void.

Further to the Compromise Agreement the Company made a similar offer of rescission to the prior shareholders of NLR. A total of eleven shareholders holding an aggregate 4,748,000 shares of the Company participated in the rescission and the Company, relying on of an exemption from registration in the United States and an exemption from filing a prospectus in British Columbia, distributed 4,748,000 shares on a one-for-one exchange with these prior shareholders of NLR.

Again relying on an exemption from registration in the United States and an exemption from filing a prospectus in British Columbia, the Company also distributed a total of 233,500 shares to eight shareholders who qualified to receive shares of NLR but who did not deliver shares of the Company on closing. A total of 22 shareholders did not participate in the rescission, and further to the Compromise Agreement, the Company transferred and delivered to NLR's treasury a total of 1,180,133 shares.

On completion of the rescission, all shares of NLR are now held by either the prior shareholders of NLR or have been returned to NLR's treasury. The Company received from the Principals and the prior NLR shareholders an aggregate 10,200,500 shares of its own common stock which the Company cancelled on closing.

The Company no longer owns any interest in NLR or is in the business operated by NLR. The Company's plan of operation for the next twelve months will be to: (i) consider guidelines of industries in which the Company may have an interest;
(ii) adopt a business plan regarding engaging in business in any selected industry; and (iii) to commence such operations through funding and/or the acquisition of a "going concern" engaged in any industry selected.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Unaudited pro forma financial information.

          It is impractical to provide the required pro forma financial information at the date of filing of the Form 8K/A2. The required pro forma financial information will be provided as soon as practicable.

     (c)  Exhibits

          2.1* Form of Share Exchange Agreement among MicroAccel, Inc. and
               Shareholders of Network Lifestyle Radio Corp.

          2.2* Form of Share Exchange Agreement among MicroAccel, Inc. and
               Michael Woodman and Dean Mailey

          2.3* Employment Agreement between Network Lifestyle Radio (Canada)
               Corp., MicroAccel, Inc. and Michael C. Woodman

          2.4* Employment Agreement between Network Lifestyle Radio (Canada)
               Corp., MicroAccel, Inc. and Dean Mailey

          2.5 Compromise and Settlement Agreement among Health Anti-Aging Lifestyle Options, Inc., Network Lifestyle Radio Corp., Michael
               C. Woodman, Dean Mailey, Kathryn Williams, Marketworks Ltd., Steven Greer and Benedict Partners Ltd.

          2.6 Compromise and Settlement Agreement among Health Anti-Aging Lifestyle Options, Inc., Network Lifestyle Radio Corp., and shareholders of NLR.


---------------
* Previously filed



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Health Anti-Aging Lifestyle Options, Inc.
                                   -----------------------------------------
                                             (Registrant)


Dated: April 4, 2003                      /s/ Justin Harbord
                                   -----------------------------------------
                                   Justin Harbord, Director


                                        3
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